RECEIVABLES AND REVENUES	12 Months Ended
Dec. 31, 2021
Disclosure of Receivables and Revenues [Abstract]
RECEIVABLES AND REVENUES

4. RECEIVABLES AND REVENUES

On June 3, 2020, the Company entered into a development and license agreement with a U.S. affiliate of Medtronic plc (“Medtronic”) in connection with the development of robotic assisted surgical technologies and a separate license agreement with Medtronic in respect of certain previously developed Company technologies. Total consideration for the development agreement was up to $31 million and total consideration for the licensing agreement was $10 million. The Company has received a total of $40.6 million from the licensing and development agreements.

In 2020, the Company received $10 million for the completion of the first milestone and an additional $10 million pursuant to the licensing agreement for intellectual property rights and know-how.

F - 11

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
Year ended December 31, 2021, 2020 and 2019
(in thousands of US dollars, except share and per share amounts, unless otherwise stated)

In Q2 2021, the Company received $10 million for the completion of the second milestone. On December 30, 2021, upon receiving written notice from Medtronic confirming that the final milestone was achieved, Titan accrued a receivable and recognized $10 million of revenue. Concurrent with the achievement of the final milestone, the Company is obligated under the development agreement to repay the senior secured note. The $10 million receivable is presented net of the $1.75 million balance remaining on the note payable (see Note 8).